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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)    April 27, 1998
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                          Stevens International, Inc.
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            (Exact name of registrant as specified in its charter)

          Delaware                    1-9603                75-2159407
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(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation             File Number)        Identification No.)

                 5500 Airport Freeway, Fort Worth, Texas 76117
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           (Address of principal executive offices)      (Zip Code)


 Registrant's telephone number, including area code    (817) 831-3911
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On April 27, 1998 Stevens International, Inc., a Delaware corporation (the "Company") and Valumaco Incorporated, a Delaware corporation ("Purchaser"), entered into and consummated a Sale and Purchase Agreement (the "Agreement") whereby the Company sold and Purchaser purchased substantially all of the assets of the Zerand division of the Company including the product technology and related intangibles. Through the Zerand division, the Company engaged in the design, manufacturing, marketing, installation and supply of services and spare parts as well as maintenance of printing machinery, reel stands and reel splicers, platen die cutters and delivery systems at the Company's facility in New Berlin, Wisconsin. The aggregate proceeds received by the Company in the transaction were approximately $10.1 million in cash plus the assumption of approximately $2.6 million in liabilities and trade payables and $1 million to be held in escrow for twelve months pending certain conditions. The acquisition consideration for the transaction was determined by negotiations between the parties to the Agreement.

     To the best knowledge of the Company, there is no material relationship between Purchaser and the Company or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not Applicable.

     (b)  Pro forma Financial Information for the Transaction.(1)

               (i)   Pro forma Condensed Balance Sheet.

               (ii)  Pro forma Condensed Consolidated Statement of Income.

     (c)       Exhibits.

     The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit No.                         Description
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     2         Sale and Purchase Agreement, dated April 14, 1998 by and between
               Stevens International, Inc. and Valumaco Incorporated (2)

__________________________
     (1) It is impractical for the registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.
     (2)  Filed herewith.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STEVENS INTERNATIONAL, INC.



Date: May 13, 1998                       By: /s/ George A. Wiederaenders
                                            ---------------------------------
                                                 George A. Wiederaenders
                                                 Vice President, Treasurer &
                                                 Chief Accounting Officer

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                               INDEX TO EXHIBITS

 Exhibit
 Number                  Description of Exhibit
 ------                  ----------------------
 2 Sale and Purchase Agreement, dated April 14, 1998 by and between Stevens International, Inc. and Valumaco Incorporated (1)

__________________________
     (1)  Filed herewith.

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